                             FIRST AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                               FOR RALPH L. STRAW

     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and Ralph L. Straw (the "Executive") agree as follows:

     Paragraph 1 of Exhibit A to the Agreement is modified as follows:

     1.   Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be seven percent (7%) per annum, compounded monthly.

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Sixty-Eight Thousand Five Hundred and Seventy-Four ($68,574) at age 65 if paid entirely from the Accrued Benefit Account or Thirty-Four Thousand Nine Hundred and Seventy-Three ($34,973) at age 65 if paid from the Retirement Income Trust Fund.

     Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

                     Plan Year                        Amount
                     ---------                        ------
                        1997                          $28,087
                        1998                          32,749
                        1999                          37,992
                        2000                          43,880
                        2001                          53,404
                        2002                          60,380
                        2003                          68,085
                        2004                          76,588
                        2005                          85,965
                        2006                          96,297
                        2007                          74,421

     IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.


ATTEST:                                UNITED NATIONAL BANK:

/s/  Thomas C. Gregor                  By:  /s/  Donald W. Malwitz
----------------------------              --------------------------------
Chairman                                        EVP & CFO
                                       -----------------------------------
                                       (Title)

ATTEST:                                UNITED NATIONAL BANCORP

/s/  Thomas C. Gregor                  By:  /s/  Donald W. Malwitz
----------------------------              --------------------------------
Chairman                                    VP & TREASURER
                                       -----------------------------------
                                       (Title)

WITNESS:                               EXECUTIVE:

/s/  Elizabeth Edwards                 /s/ Ralph L. Straw, Jr.
----------------------------           -----------------------------------


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